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                                                                   EXHIBIT 10.17



                                AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT
                                      WITH
                          ENVIRODYNE INDUSTRIES, INC.
                           DATED AS OF JUNE 20, 1995


        THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT ("AMENDMENT") is dated as of October __, 1995, by and between ENVIRODYNE INDUSTRIES, INC., a Delaware corporation ("BORROWER") and BT COMMERCIAL CORPORATION, a Delaware corporation, individually and as agent (in such capacity, the "AGENT") for the "LENDERS" under and as defined in the Credit Agreement referred to below. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.


                                  WITNESSETH:

        WHEREAS, Borrower, Agent and Lenders have entered into that certain Credit Agreement dated as of June 20, 1995 (the "CREDIT AGREEMENT"), pursuant to which Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrower;

        WHEREAS, Borrower has requested that Agent and Lenders (I) amend the Credit Agreement and (II) consent to the amendments to the Prudential Revolving Credit Agreement and the First Priority Notes Indenture, in substantially the respective forms attached hereto as Exhibits A and A-1 (collectively, the "OTHER AMENDMENTS"); and

        WHEREAS, Lenders and Agent have agreed (I) to amend the Credit Agreement and (II) to consent to the Other Amendments, in each case on the terms and subject to the conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

        1. AMENDMENT TO LOAN AGREEMENT. Effective as of June 20, 1995, upon satisfaction of the conditions precedent set forth in SECTION 3 below, and in reliance upon the representations and warranties of Borrower set forth herein, the Credit Agreement is hereby amended as follows:

        1.1 The definition of the term "Consolidated Intangible Assets" set forth in SECTION 1.1 of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:





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                "Consolidated Intangible Assets" means, as at any date (I) the amount of all write-ups in the book value of any asset resulting from the revaluation thereof and all write-ups in excess of the cost of assets acquired, plus (II) the amount of all unamortized original issue discount, unamortized debt expense (exclusive of amounts attributable to unamortized debt expense in existence as of June 29, 1995), goodwill, patents (exclusive of amounts attributable to patents owned by the Borrower and its Subsidiaries as of June 29, 1995), trademarks, service marks, trade names, copyrights, organization and development expense and other intangible assets, in each case as would be taken into account in preparing a consolidated balance sheet of the Borrower and its Subsidiaries on a consolidated basis as at such date in accordance with GAAP.

        2. CONSENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 3 below, and in reliance upon the representations and warranties of Borrower set forth herein, Lender hereby consents to the execution and delivery by Borrower of each of the Other Amendments.

        3. CONDITIONS PRECEDENT. This Amendment shall become effective as of June 20, 1995, upon satisfaction of each of the following conditions:

                (A) As of the date first above written (after giving effect to this Amendment) no Default or Event of Default shall have occurred and be continuing.

                (B) Agent shall have received two (2) copies of this Amendment duly executed by Borrower.

                (C) Each of the Other Amendments shall have been executed and delivered by Borrower and prior to or concurrently with the effectiveness of this Amendment shall have become effective pursuant to the respective terms thereof.

        4.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

                4.1 Borrower hereby represents and warrants to the Agent and each of the Lenders that:

                (A) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms;

                (B) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and

                (C) the execution and delivery by Borrower of this Amendment does not require the consent or approval of any





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        Person, except such consents and approvals as shall have been obtained.

        5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

        5.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement," shall in each case mean and be a reference to the Credit Agreement as amended hereby.

        5.2 Except as expressly set forth herein, (I) the execution and delivery of this Amendment shall in no way affect any right, power or remedy of Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (II) all terms and conditions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by the Borrower pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by Agent and each of the Lenders shall in no way obligate Agent or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

        6. GOVERNING LAW. The validity, interpretation and enforcement of this Amendment and any dispute arising out of or in connection with this Amendment, whether sounding in contract, tort, equity or otherwise, shall be governed by the internal laws (as opposed to the conflicts of laws provisions) and decisions of the State of Illinois.

        7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        8. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.



                            [SIGNATURE PAGE FOLLOWS]





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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                          BORROWER:

                                          ENVIRODYNE INDUSTRIES, INC.


                                          By:  _______________________________
                                          Name:   ____________________________
                                          Title:  ____________________________


                                          AGENT:

                                          BT COMMERCIAL CORPORATION, as Agent


                                          By:  _______________________________
                                          Name:   ____________________________
                                          Title:  ____________________________


                                          LENDERS:

                                          BT COMMERCIAL CORPORATION, in its
                                          individual capacity


                                          By:  _______________________________
                                          Name:   ____________________________
                                          Title:  ____________________________





Amendment No. 1 to
Credit Agreement
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                                   EXHIBIT A
                                       TO
                                AMENDMENT NO. 1
                          DATED AS OF OCTOBER __, 1995


       FORM OF AMENDMENT TO PRUDENTIAL REVOLVING CREDIT LOAN AGREEMENT


                                    Attached
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                                  EXHIBIT A-1
                                       TO
                                AMENDMENT NO. 1
                          DATED AS OF OCTOBER __, 1995


             FORM OF AMENDMENT TO FIRST PRIORITY NOTES INDENTURE


                                    Attached